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                                                                   Exhibit 10.24

                                  May 28, 1999


VIA OVERNIGHT COURIER

AppNet Systems, Inc.
6707 Democracy Boulevard, Suite 1000
Bethesda, Maryland  20817

Attention:     Mr. Jack Pearlstein

         RE:   REPAYMENT OF LOANS AND PREFERRED STOCK

Ladies and Gentlemen:

         Reference is hereby made to each of (a) that certain Revolving Credit Agreement, dated as of January 8, 1999 (as amended and in effect from time to time, the "Unguaranteed Credit Agreement"), by and among AppNet Systems, Inc. (the "Borrower"), BankBoston, N.A. and the other lending institutions set forth on SCHEDULE 1 thereto (collectively, the "Banks"), BankBoston, N.A. as agent for itself and the Banks (in such capacity, the "Agent") and Antares Capital Corporation as co-agent for itself and the Banks; and (b) that certain Revolving Credit Agreement, dated as of January 8, 1999 (as amended and in effect from time to time, the "Guaranteed Credit Agreement"), by and among AppNet Systems, Inc. (the "Borrower"), BankBoston, N.A. and the other lending institutions set forth on SCHEDULE 1 thereto (collectively, the "Guaranteed Banks"), BankBoston, N.A. as agent for itself and the Guaranteed Banks (in such capacity, the "Guaranteed Agent") and Antares Capital Corporation as co-agent for itself and the Guaranteed Banks. Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Unguaranteed Credit Agreement.

         The Borrower has advised the Agent, the Guaranteed Agent, the Banks and the Guaranteed Banks that, in connection with the Borrower's IPO, the Borrower is contemplating (a) repaying all outstanding Obligations (as such term is defined in the Guaranteed Credit Agreement) under the Guaranteed Credit Agreement and terminating the Commitment (as such term is defined in the Guaranteed Credit Agreement) of each of the Guaranteed Banks under the Guaranteed Credit Agreement in their entirety, but retaining in full force and effect the Commitment under the Unguaranteed Credit Agreement, and retaining such Commitment in effect without the limitations to borrowings based on the Guaranteed Credit Agreement set forth in ss.2.1 and ss.3.2 of the Unguaranteed Credit Agreement (such transaction being hereinafter referred to as the "Termination of Guaranteed Facility"); (b) redeeming all or a portion of the Borrower's Class A and Class B Preferred Stock (the "Stock Redemption") and

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AppNet Systems, Inc.
May 28, 1999
Page -2-

converting or exchanging any Class A and Class B Preferred Stock that is not redeemed for the Borrower's common stock; and (c) prepaying all or a portion of the Seller Subordinated Debt (the "Subordinated Debt Repayment"). The occurrence of the Termination of Guaranteed Facility, the Stock Redemption and/or the Subordinated Debt Repayment, or any one of or any combination of such events shall hereinafter be referred to as the "IPO Transactions".

         As you are aware, (a) ss.2.1 of the Unguaranteed Credit Agreement does not permit the sum of the outstanding Revolving Credit Loans PLUS the Maximum Drawing Amount and all Unpaid Reimbursement Obligations to exceed the Guaranteed Credit Agreement Outstandings; (b) ss.2.3 of the Unguaranteed Credit Agreement does not permit the Total Commitment under the Unguaranteed Credit Agreement to exceed the amount of the Total Commitment under the Guaranteed Credit Agreement;
(c) ss.3.2 of the Unguaranteed Credit Agreement requires that, to the extent the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the Guaranteed Credit Agreement Outstandings, then the Borrower will repay such excess; (d) ss.9.4 of the Unguaranteed Credit Agreement does not permit the Borrower to effect the Stock Redemption (except with respect to the Class A Preferred Stock); (e) ss.9.18 of the Unguaranteed Credit Agreement does not permit the Borrower to prepay, redeem or repurchase any of the Seller Subordinated Debt; (f) Section
12.6 of the Unguaranteed Credit Agreement requires, as a condition to borrowing thereunder, that the Borrower demonstrate that the Total Commitment in the Guaranteed Credit Agreement is not less than the Total Commitment in the Unguaranteed Credit Agreement and that the sum of the outstanding Revolving Credit Loans plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations under the Unguaranteed Credit Agreement does not exceed the Guaranteed Credit Agreement Outstandings; (g) ss.2.3 of the Guaranteed Credit Agreement does not permit the Borrower to reduce the Total Commitment under the Guaranteed Credit Agreement to an amount which is less than the Total Commitment under the Unguaranteed Credit Agreement; (h) ss.9.4 of the Guaranteed Credit Agreement does not permit the Borrower to effect the Stock Redemption (except with respect to the Class A Preferred Stock); and (i) ss.9.18 of the Guaranteed Credit Agreement does not permit the Borrower to prepay, redeem or repurchase any of the Seller Subordinated Debt. As such, the Borrower has asked the Agent, the Guaranteed Agent and the Majority Banks (as such term is defined in each of the Unguaranteed Credit Agreement and the Guaranteed Credit Agreement) to consent to the IPO Transactions. The Agent, the Guaranteed Agent and the Majority Banks hereby consents to the IPO Transactions on the conditions that:

         (a) the net cash proceeds received by the Borrower in connection with the IPO are an amount which is not less than the aggregate amount necessary to repay all outstanding Revolving Credit Loans under each of the Guaranteed Credit Agreement


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AppNet Systems, Inc.
May 28, 1999
Page -3-

and the Unguaranteed Credit Agreement, together with any and all interest and fees accrued thereunder;

         (b) the Borrower shall (i) use the net cash proceeds received in connection with the IPO to repay all outstanding Revolving Credit Loans under each of the Guaranteed Credit Agreement and the Unguaranteed Credit Agreement, and any and all interest and fees accrued to date thereunder; (ii) permanently reduce the Total Commitment under the Guaranteed Credit Agreement to zero; and
(iii) permanently reduce the Total Commitment under the Unguaranteed Credit Agreement to $20,000,000;

         (c) the Borrower shall have demonstrated to the satisfaction of the Agent that the Borrower has not less than $10,000,000 of cash and "Cash Equivalents" (defined as all investment in direct obligations of the United States of America or any agency thereof with a maturity of not more than one year, certificates of deposit with a maturity of less than ninety (90) days issued by BKB or any other commercial bank organized under the laws of the United States of America or any state thereof if such other bank has a short-term debt rating in the highest rating category of either Moody's Investors Services, Inc. or Standard & Poors Corporation, and commercial paper with a maturity of less than ninety (90) days that is rated in the highest rating category of either Moody's Investors Services, Inc. or Standard & Poors Corporation) on its balance sheet and located at the Agent's Head Office, and, in addition, the Borrower agreeing at all times from and after the date hereof to maintain not less than $10,000,000 of cash and Cash Equivalents on its balance sheet and located at the Agent's Head Office;

         (d) the Borrower shall not make any Subordinated Debt Repayments until such time as all of the Class A and Class B Preferred Stock has been redeemed or otherwise converted or exchanged into the Borrower's common stock;

         (e) until such time as the amount of cash and Cash Equivalents on the balance sheet of the Borrower is equal to or greater than $15,000,000, the Borrower shall not be permitted to use more than sixty percent (60%) of the "Remaining IPO Proceeds" (defined as the net cash proceeds received by the Borrower in connection with the IPO after giving effect to all required repayments required to be made to the Agent and the Banks pursuant to paragraph
(b) above and after giving effect to the Borrower retaining any cash required to cause the Borrower to comply with paragraph (c) above) to effect any Stock Redemption or Subordinated Debt Repayment, and, at such time as the cash and Cash Equivalents on the Borrower's balance sheet equal or exceed $15,000,000 the Borrower shall be permitted to use 100% of any remaining Remaining IPO Proceeds to effect the Stock Redemption and the Subordinated Debt Repayment so long as at all times (both before and after giving effect to any Stock Redemption and Subordinated


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AppNet Systems, Inc.
May 28, 1999
Page -4-

Debt Repayment) the amount of the cash and Cash Equivalents on the Borrower's balance sheet is not less than $15,000,000;

         (f) the Borrower will not use any Revolving Credit Loans under the Unguaranteed Credit Agreement to fund any Stock Redemptions or to make any Subordinated Debt Repayments, and such Stock Redemptions and Subordinated Debt Repayments shall be made only with the Remaining IPO Proceeds;

         (g) the Borrower agrees to cause Claymore Partners to deliver to the Agent the results of its commercial finance examination by not later than September 30, 1999, and the result shall be satisfactory to Claymore, the Agent and the Majority Banks in their sole discretion (including the compliance by the Borrower with all of the financial management requirements that Claymore or the Agent may require);

         (h) notwithstanding anything to the contrary contained in the Unguaranteed Credit Agreement (including without limitation the covenant contained in ss.10.1 thereof), the Borrower's Leverage Ratio at all times from and after the date of the consummation of the IPO Transactions shall not exceed 2.50:1.00;

         (i) all Stock Redemptions and Subordinated Debt Payments shall have been consummated by not later than thirty (30) days after the consummation of the IPO; and

         (j) no Default or Event of Default (as such terms are defined in each of the Guaranteed Credit Agreement and the Unguaranteed Credit Agreement) has occurred and is continuing or would exist as a result of the IPO Transactions.

         Subject to such conditions, the Majority Banks, the Guaranteed Agent and the Agent hereby consent to the IPO Transactions pursuant to ss.26 of each of the Guaranteed Credit Agreement and the Unguaranteed Credit Agreement. This consent shall not be construed, however, as a waiver of any other provisions of the Loan Documents (as such term is defined in each of the Guaranteed Credit Agreement and the Unguaranteed Credit Agreement) or to permit the Borrower or any Subsidiary to take any other action which is prohibited by the terms of the Unguaranteed Credit Agreement, the Guaranteed Credit Agreement and the other Loan Documents (as such term is defined in each of the Guaranteed Credit Agreement and the Unguaranteed Credit Agreement).

         The Borrower hereby acknowledges and agrees that (a) the execution and delivery by the Borrower of this consent shall constitute the election by the Borrower upon the consummation of the IPO Transactions to permanently reduce the Total Commitment under the Unguaranteed Credit Agreement to $20,000,000 and the notice required by ss.2.3 of the Unguaranteed Credit Agreement; (b) the Borrower agrees that upon the consummation of the IPO Transactions it shall at all times thereafter maintain


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AppNet Systems, Inc.
May 28, 1999
Page -5-

cash and Cash Equivalents of not less than $10,000,000 on its balance sheet, and
(c) the Borrower agrees upon the consummation of the IPO Transactions to be bound by the covenant contained in subparagraphs (b), (g) and (h) and by all the requirements set forth in paragraphs (a) - (j) above, and any failure to so comply with any covenant contained therein shall constitute an Event of Default under the Unguaranteed Credit Agreement.


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AppNet Systems, Inc.
May 28, 1999
Page -6-

         Except as expressly stated herein, neither the execution of this consent nor the failure of the Banks or the Guaranteed Banks to exercise any right or remedy constitutes a waiver of any Default or Event of Default (as such terms are defined in each of the Guaranteed Credit Agreement and the Unguaranteed Credit Agreement) or of such right or remedy or any other right or remedy under the Guaranteed Credit Agreement and the Unguaranteed Credit Agreement.

                                           Sincerely,

                                           BANKBOSTON, N.A., individually and as
                                               Agent and Guaranteed Agent


                                           By: /s/
                                              ----------------------------------
                                           Title:

                                           ANTARES CAPITAL CORPORATION


                                           By: /s/
                                              ----------------------------------
                                           Title:

ACNOWLEDGED AND AGREED:

APPNET SYSTEMS, INC.


By:   /s/
      ------------------------------------
Title:

APPNET OF MICHIGAN, INC.


By:   /s/
      ------------------------------------
Title:

APPNET OF MARYLAND, INC.


By:   /s/
      ------------------------------------
Title:



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AppNet Systems, Inc.
May 28, 1999
Page -7-


SOFTWARE SERVICES CORPORATION


By:   /s/
      ------------------------------------
Title:

NEW MEDIA PUBLISHING, INC.


By:   /s/
      ------------------------------------
Title:

RESEARCH & PLANNING, INC.


By:   /s/
      ------------------------------------
Title:

CENTURY COMPUTING, INCORPORATED


By:   /s/
      ------------------------------------
Title:

THE KODIAK GROUP, INC.


By:   /s/
      ------------------------------------
Title:

I33 COMMUNICATION CORP.


By:   /s/
      ------------------------------------
Title:

SIGMA6, INC.


By:   /s/
      ------------------------------------
Title:



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AppNet Systems, Inc.
May 28, 1999
Page -8-

SALZINGER ACQUISITION CORP.


By:   /s/
      ------------------------------------
Title:

GTCR FUND VI, L.P.

By:      GTCR Partners VI, L.P.
Its:     General Partner

By:      GTCR Golder Rauner, L.L.C.
Its:     General Partner


By:   /s/
      ------------------------------------
         Philip A. Canfield, Principal